                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   June 29, 1998
                                                 ------------------


                              Cardinal Health, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

       Ohio                         0-12591                     31-0958666
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
 of incorporation)                    File Number)                Identification
                                                                  Number)


   5555 Glendon Court, Dublin, Ohio                                43016
--------------------------------------------------------------------------------
   (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (614) 717-5000
                                                   --------------

Item 7.    Financial Statements, Schedules and Exhibits
           --------------------------------------------

           (c)   Exhibits

                    12  Computation of Ratio of Earnings to Fixed Charges(1)

                    23  Consent of Deloitte and Touche LLP
----------

(1) Included as Exhibit 12 to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-56655), and incorporated herein by reference.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CARDINAL HEALTH, INC.

Date:  June 29, 1998                       By  /s/ Richard J. Miller
                                               ------------------------------
                                               Richard J. Miller
                                               Vice President - Controller
                                               (Principal Accounting Officer)

                                       3